UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 20, 2006

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement
On February 20, 2006, American Eagle Outfitters, Inc. (the "Company") entered into a Resignation Agreement and Release (the "Agreement") with Michael J. Leedy, the Company's Executive Vice President and Chief Marketing Officer, related to his resignation of employment with the Company, effective March 4, 2006.

Pursuant to the Agreement, in exchange for a general release of any claims against the Company, Mr. Leedy will receive the following: (1) his salary earned through the effective date of the Agreement; (2) severance pay in the amount of $475,000 over a severance period of up to 12 months (the "Severance Period"); (3) 20,600 shares of previously granted restricted stock if the Company achieves its 2005 fiscal year earnings per share goals, in accordance with the original terms of the grant; (4) thirty days to exercise previously granted stock options for 26,666 shares, which will vest and become exercisable on March 4, 2006, in accordance with the original terms of the grant; (5) annual bonus compensation, to the extent that the Compensation Committee of the Company's Board of Director's certifies the achievement of the Company's 2005 fiscal year earnings per shares goals, in an amount up to $665,000; and (5) reimbursement for COBRA premiums, if COBRA coverage is elected, during the shorter of the Severance Period or until Mr. Leedy is no longer eligible for COBRA coverage.

A copy of the Agreement is being filed herewith as exhibit 10.1 and is incorporated herein by reference.

ITEM 1.02.	Termination of a Material Definitive Agreement
The Agreement referred to in Item 1.01 terminates the employment agreement dated July 30, 2003 between the Company and Mr. Leedy (except for certain provisions that survive the termination of the employment agreement, as describe in the Agreement). Mr. Leedy's employment agreement was previously filed as Exhibit 10.13 to the Company's Form 10-Q for the period ended August 2, 2003, filed September 12, 2003.

ITEM 7.01.	Regulation FD Disclosure
The information in this Item 7.01 of Form 8-K shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On February 20, 2006, the Company issued a press release announcing a management change. A copy of this press release is attached hereto as exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
10.1*	Resignation Agreement and Release between the Company and Michael J. Leedy, dated February 20, 2006
99.1**	Press Release dated February 20, 2006 announcing management change

* Such Exhibit is being filed herewith pursuant to Item 1.01 of the Current Report on Form 8-K.
** Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: February 24, 2006	By:	/s/ Dale E. Clifton
Dale E. Clifton
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Resignation Agreement and Release between the Company and Michael J. Leedy, dated February 20, 2006
99.1**	Press Release dated February 20, 2006 announcing management change

* Such Exhibit is being filed herewith pursuant to Item 1.01 of the Current Report on Form 8-K.
** Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.